EXHIBIT 1.1(a)

[FORM OF]

ACCOUNT DESIGNATION NOTICE

TO:                  Wells Fargo Bank, National Association, as Administrative Agent

RE:                   Credit Agreement, dated as of August 27, 2010, by and among Innophos Holdings, Inc., a Delaware corporation (the “Company”), the Subsidiary Borrowers party thereto (together with the Company, collectively the “Borrowers”), the Guarantors, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:             August 27, 2010

The Administrative Agent is hereby authorized to disburse all Loan proceeds into the following account, unless the Company shall designate, in writing to the Administrative Agent, one or more other accounts:

Account Holder:

Bank Name:

ABA Routing Number:

Account Number:

Notwithstanding the foregoing, on the Closing Date, funds borrowed under the Credit Agreement shall be sent to the institutions and/or persons designated on payment instructions to be delivered separately.

This Account Designation Notice may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

INNOPHOS HOLDINGS, INC.,

a Delaware corporation

By:

Name:

Title:

EXHIBIT 1.1(b)

[FORM OF]

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the] [each] Assignor identified in item 1 below ([the] [each, an] “Assignor”) and [the] [each] Assignee identified in item 2 below ([the] [each, an] “Assignee”).  [It is understood and agreed that the rights and obligations of [the Assignors] [the Assignees] hereunder are several and not joint.][1]  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [the] [each] Assignee.  The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the] [each] Assignor hereby irrevocably sells and assigns to [the Assignee] [the respective Assignees], and [the] [each] Assignee hereby irrevocably purchases and assumes from [the Assignor] [the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s] [the respective Assignors’] rights and obligations in [its capacity as a Lender] [their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor] [the respective Assignors] under the respective facilities identified below (including, without limitation, any letters of credit, guarantees, and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)] [the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the] [any] Assignor to [the] [any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the] [an] “Assigned Interest”).  Each such sale and assignment is without recourse to [the] [any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the] [any] Assignor.

1.         Assignor[s]:                  ______________________________

                                                ______________________________

2.         Assignee[s]:                  ______________________________

                                                ______________________________

            [for each Assignee, indicate [Affiliate] [Approved Fund] of [identify Lender]

3.         Borrowers:                   (a) Innophos Holdings, Inc., a Delaware corporation

(b) Innophos Investments Holdings, Inc., a Delaware corporation

(c) Innophos, Inc., a Delaware corporation

4.         Administrative Agent:    Wells Fargo Bank, National Association, as the administrative agent under the Credit Agreement.

5.         Credit Agreement:        The Credit Agreement dated as of August 27, 2010, among the Borrowers, the guarantors from time to time party thereto, the lenders and other financial institutions from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent.

6.         Assigned Interest[s]:

Assignor[s]	Assignee[s]	Facility Assigned	Aggregate Amount of Commitment/ Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/ Loans	CUSIP Number
			$	$	%
			$	$	%
			$	$	%

[7.        Trade Date:                  ______________][2]

Effective Date:   _____________ ___, 20___.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S]

[NAME OF ASSIGNOR]

By:

Title:

ASSIGNEE[S]

[NAME OF ASSIGNEE]

By:

Title:

[Consented to and] Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent

By:

Title:

[Consented to:]

[NAME OF RELEVANT PARTY]

By:

Title:

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1.         Representations and Warranties.

1.1       Assignor[s].  [The] [Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the] [the relevant] Assigned Interest, (ii) [the] [such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any collateral thereunder, (iii) the financial condition of the Borrowers, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Credit Document or (iv) the performance or observance by the Borrowers, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Credit Document.

1.2.      Assignee[s].  [The] [Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 9.6(b), (v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 9.6(b) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the] [the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the] [such] Assigned Interest, and (vii) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the] [such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the] [any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Documents are required to be performed by it as a Lender.

2.         Payments.  From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the] [each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the] [the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the] [the relevant] Assignee for amounts which have accrued from and after the Effective Date.

3.         General Provisions.  This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption.  This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

EXHIBIT 1.1(d)

[FORM OF]

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of [__________, ____], is by and among [_____________________, a ______________________] (the “Subsidiary Guarantor”), Innophos Holdings, Inc., a Delaware corporation (the “Company”), and Wells Fargo Bank, National Association, in its capacity as administrative agent (in such capacity, the “Administrative Agent”) under that certain Credit Agreement, dated as of August 27, 2010 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among the Company, the Subsidiary Borrowers, the Guarantors, the Lenders and the Administrative Agent.  Capitalized terms used herein but not otherwise defined shall have the meanings provided in the Credit Agreement.

The Subsidiary Guarantor is an Additional Credit Party, and, consequently, the Credit Parties are required by Section 5.10 of the Credit Agreement to cause the Subsidiary Guarantor to become a “Guarantor” thereunder.

Accordingly, the Subsidiary Guarantor and the Company hereby agree as follows with the Administrative Agent, for the benefit of the Lenders:

1.         The Subsidiary Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary Guarantor will be deemed to be a party to and a “Guarantor” under the Credit Agreement and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement.  The Subsidiary Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the applicable Credit Documents, including, without limitation (a) all of the representations and warranties set forth in Article III of the Credit Agreement and (b) all of the affirmative and negative covenants set forth in Articles V and VI of the Credit Agreement.  Without limiting the generality of the foregoing terms of this Paragraph 1, the Subsidiary Guarantor hereby guarantees, jointly and severally together with the other Guarantors, the prompt payment of the Credit Party Obligations in accordance with Article X of the Credit Agreement.

2.         The Subsidiary Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary Guarantor will be deemed to be a party to the Security Agreement, and shall have all the rights and obligations of an “Obligor” (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement.  The Subsidiary Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement.  Without limiting the generality of the foregoing terms of this Paragraph 2, the Subsidiary Guarantor hereby grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in, and a right of set off, to the extent applicable, against any and all right, title and interest of the Subsidiary Guarantor in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of the Subsidiary Guarantor.

3.         The Subsidiary Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary Guarantor will be deemed to be a party to the Pledge Agreement, and shall have all the rights and obligations of a “Pledgor” (as such term is defined in the Pledge Agreement) thereunder as if it had executed the Pledge Agreement.  The Subsidiary Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all the terms, provisions and conditions contained in the Pledge Agreement.  Without limiting the generality of the foregoing terms of this Paragraph 3, the Subsidiary Guarantor hereby pledges and assigns to the Administrative Agent, for the benefit of the Lenders, and grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of the Subsidiary Guarantor in and to Pledged Collateral (as such term is defined in Section 2 of the Pledge Agreement).

4.         The Subsidiary Guarantor acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and each Security Document and the schedules and exhibits thereto.  The information on the schedules to the Credit Agreement and the Security Documents are hereby supplemented (to the extent permitted under the Credit Agreement or Security Documents) to reflect the information shown on the attached Schedule A.

5.         The information on Schedule B to this Joinder Agreement is true and correct as of the date hereof.

6.         The Company confirms that the Credit Agreement is, and upon the Subsidiary Guarantor becoming a Guarantor, shall continue to be, in full force and effect.  The parties hereto confirm and agree that immediately upon the Subsidiary Guarantor becoming a Guarantor the term “Credit Party Obligations,” as used in the Credit Agreement, shall include all obligations of the Subsidiary Guarantor under the Credit Agreement and under each other Credit Document.

7.         Each of the Company and the Subsidiary Guarantor agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts as the Administrative Agent may reasonably request in accordance with the terms and conditions of the Credit Agreement in order to effect the purposes of this Agreement.

8.         This Agreement (a) may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract and (b) may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

9.         This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.  The terms of Sections 9.13 and 9.16 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the Company and the Subsidiary Guarantor has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

SUBSIDIARY GUARANTOR:                       [SUBSIDIARY GUARANTOR]

By:

Name:

Title:

COMPANY:                                                   INNOPHOS HOLDINGS, INC.,

a Delaware corporation

By:

Name:

Title:

Acknowledged, accepted and agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,

  as Administrative Agent

By:

Name:

Title:

Schedule A

Schedules to Credit Agreement and Security Documents

[TO BE COMPLETED BY COMPANY]

TABLE OF SCHEDULES

Schedule 1.1(a)

Schedule 1.1(b)

Schedule 1.1(c)

Schedule 1.1(d)

Schedule 3.3

Schedule 3.6

SCHEDULE 3.12

SCHEDULE 3.15

Schedule 3.16(a)

Schedule 3.16(b)

Schedule 3.16(c)

Schedule 3.16(d)

Schedule 3.16(e)

Schedule 3.16(f)(i)

Schedule 3.16(f)(ii)

Schedule 3.23

Schedule 3.28

Schedule 6.1(b)

Schedule 6.8

Schedule 6.9

Schedule 1.1(a)

Investments

11

Schedule 1.1(b)

Liens

Debtor Name	Secured Party	Collateral

Schedule 1.1(c)

Existing Letters of Credit

Issuer	Applicant	Dollar Amount (in thousands)	Beneficiary	Expiration Date	L/C Number

Schedule 1.1(d)

Consolidated EBITDA

For the period ending:	Consolidated EBITDA (in thousands)

Schedule 3.3

Patriot Act Information

1.         Each Credit Party is an organization of the following type and was organized where and when indicated:

Credit Party Name *	Jurisdiction of Organization	Type of Organization

2.         The organizational identification number of each Credit Party issued by its jurisdiction of organization and/or qualification is as set forth below:

Company	ID No.

3.         The Federal Employer Identification Number of each Credit Party is as follows:

Company	EIN

Schedule 3.6

Material Litigation

SCHEDULE 3.12

Subsidiaries

 (a) Subsidiaries (More than 50% owned by Person indicated)

Company	Subsidiary	Jurisdiction of Incorporation	Number of Shares Owned, (except as noted)	Percentage Owned

(b) Affiliates (Less than 50% Owned by Person indicated)

Company	Affiliate	Jurisdiction of Incorporation	Number of Shares Owned, except as Noted	Percentage Owned

SCHEDULE 3.15

Tax Matters

Schedule 3.16(a)

Intellectual Property

U.S. Trademark Schedule

Jurisdiction	Mark	Int’l Class/ Goods and Services	Application Ser. No./ Filing Date	Registration No. / Registration Date	Status	Record Owner

U.S. Patent Schedule

Title	Applic. No./ Filing Date	Pub. No./ Pub. Date	Patent No. Issue Date	Status	Owner

Canadian Trademark Schedule

Mark	Jurisdiction	Serial No./ Filing Date	Reg. No./ Reg. Date	Status	Owner

Canadian Patent Schedule

Title	Jurisdiction	App. No. Date	Pub. or Grant No. Date	Status	Owner

Schedule 3.16(b)

Documents, Instruments and Tangible Chattel Paper

Schedule 3.16(c)

Deposit Accounts, Electronic Chattel Paper, Letters-of-Credit Rights, Security Accounts, Uncertificated Investment Property

(i) Deposit Accounts

Depository Institution	Credit Party and Description	Account No.	ABA No.

(ii) Electronic Chattel Paper, Letter-of-Credit Rights, Securities Accounts, Uncertificated Investment Property

Schedule 3.16(d)

Commercial Tort Claims

Schedule 3.16(e)

Pledged Equity Interests

Credit Party:

Name of Subsidiary	Number of Shares	Certificate Number	Percentage Ownership

Schedule 3.16(f)(i)

Mortgaged Properties

Location Name	Postal Address	Credit Party Owner

Schedule 3.16(f)(ii)

Other Collateral Locations

(i) Credit Party Headquarters Locations:

(ii) Other Credit Party Significant Administrative Function Locations:

(iii) Other Credit Party Books and Records Locations:

(iv) Credit Party Personal Property Collateral Locations:

Schedule 3.23

Insurance

Insurer	Line of coverage	Policy Number	Expiration Date

Schedule 3.28

Authorized Officers

Name	Title	Applicable Credit Party

Schedule 6.1(b)

Indebtedness

Obligor(s)	Identifcation of Indebtedness	Amount (in millions)

.

Schedule 6.8

Material Contracts

Title/Description	Reference Location

Schedule 6.9

Restricted Actions

Schedule B

Disclosure Information

Legal Name of Credit Party (and any previous legal names within the past four months):
State of Organization:
Jurisdictions of Organization:
Type of Organization:
Address of Chief Executive Office:
Address of Principal Place of Business:
Business Phone Number:
Organizational Identification Number:[3]
Federal Tax Identification Number:
Ownership Information (e.g. publicly held, if private or partnership—identity of owners/partners):

Each of the following locations:  (a) all real property owned by the Subsidiary Guarantor, (b) each headquarter location of the Subsidiary Guarantor (and an indication if such location is leased or owned), (c) each other location where any significant administrative or governmental functions are performed (and an indication if such location is leased or owned), (d) each other location where the Subsidiary Guarantor maintains any books or records (electronic or otherwise) (and an indication if such location is leased or owned) and (e) each location where any personal property Collateral is located at any premises by the Subsidiary Guarantor with a Collateral value in excess of $2,000,000 (and an indication whether such location is leased or owned).  Please include the following information for each location: a street address (including county), the approximate value (for owned property, the fair market value, for any leased property, the approximate value of any Collateral located on such premises and the annual rental value), an indication of whether the location is owned or leased (and, if so, the name and address of the owner of the location) or operated by a third party, such as a warehouseman or processor (and, if so, the name and address of such third party):

All of the financial institutions at which any Subsidiary Guarantor maintains any deposit accounts, investment accounts, securities accounts or similar accounts, together with the name of account, account number and a description for each such account (including the recent value):

All patents, trademarks and copyrights owned by the Subsidiary Guarantor as of the date hereof, all patent licenses, trademark licenses and copyright licenses to which the Subsidiary Guarantor is a party as of the date hereof, and all patent applications, trademark applications, and copyright applications made by the Subsidiary Guarantor as of the date hereof:

Description of all commercial tort claims of the Subsidiary Guarantor:
Description of all Instruments, Chattel Paper and Documents of the Subsidiary Guarantor:
List the issued and outstanding equity interests owned by (a) the Subsidiary Guarantor and (b) the owner of the Subsidiary Guarantor’s equity interests:

[TO BE COMPLETED BY COMPANY/SUBSIDIARY GUARANTOR]

EXHIBIT 1.1(d)

[FORM OF]

NOTICE OF BORROWING

TO:                  Wells Fargo Bank, National Association, as Administrative Agent

RE:                   Credit Agreement, dated as of August 27, 2010, by and among Innophos Holdings, Inc., a Delaware corporation (the “Company”), the Subsidiary Borrowers party thereto (together with the Company, collectively the “Borrowers”), the Guarantors, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:             [Date]

Pursuant to Section 2.1(b)(i), 2.2(b)(i), and/or 2.4(b)(i) of the Credit Agreement, the Company hereby requests the following (the “Proposed Borrowing”):

[Term Loan be made as follows:] [4]

Applicable Borrower:
Date of Proposed Borrowing:	Closing Date
Amount:
Interest Rate (LIBOR Rate/Alternate Base Rate) [5]:
Interest Period (one, two, three, six, nine or twelve months -- for LIBOR Rate only)
Applicable Borrower’s Account Information:

Revolving Loans be made as follows:

Applicable Borrower:
Date of Proposed Borrowing:
Amount:
Interest Rate (LIBOR Rate/Alternate Base Rate) [6]:
Interest Period (one, two, three, six, nine or twelve months -- for LIBOR Rate only)
Applicable Borrower’s Account Information:

NOTE:             REVOLVING LOAN BORROWINGS THAT ARE (A) ALTERNATE BASE RATE LOANS MUST BE IN A MINIMUM AGGREGATE AMOUNT OF $500,000 AND IN INTEGRAL MULTIPLES OF $100,000 IN EXCESS THEREOF AND (B) LIBOR RATE LOANS MUST BE IN A MINIMUM AGGREGATE AMOUNT OF $1,000,000 AND IN INTEGRAL MULTIPLES OF $500,000 IN EXCESS THEREOF.

Swingline Loans to be made as follows:

Swingline Loans requested:

Applicable Borrower:
Date of Proposed Borrowing:
Amount:
Applicable Borrower’s Account Information:

NOTE:             SWINGLINE LOAN BORROWINGS MUST BE IN MINIMUM AMOUNTS OF $100,000 AND IN INTEGRAL AMOUNTS OF $100,000 IN EXCESS THEREOF.

The undersigned hereby certifies that the following statements are true on the date hereof and will be true on the date of the Proposed Borrowing:

(a)        The representations and warranties made by the Credit Parties in the Credit Agreement, in the Credit Documents or which are contained in any certificate furnished at any time under or in connection with the Credit Agreement shall be (i) with respect to representations and warranties that contain a materiality qualification, true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects, in each case on and as of the date of the Proposed Borrowing as if made on and as of such date except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

(b)        No Default or Event of Default shall have occurred and be continuing on the date of the Proposed Borrowing or after giving effect to the Proposed Borrowing unless such Default or Event of Default shall have been cured or waived in accordance with the Credit Agreement.

(c)        Immediately after giving effect to the making of the Proposed Borrowing (and the application of the proceeds thereof), (i) the sum of the aggregate principal amount of outstanding Revolving Loans plus outstanding Swingline Loans plus outstanding LOC Obligations shall not exceed the Revolving Committed Amount then in effect, (ii) the outstanding LOC Obligations shall not exceed the LOC Committed Amount, and (iii) the outstanding Swingline Loans shall not exceed the Swingline Committed Amount.

(d)        [If a Revolving Loan is requested] All conditions set forth in Section 2.1 of the Credit Agreement shall have been satisfied.

(e)        Additional Conditions to Letters of Credit.  If the issuance of a Letter of Credit is requested, (i) all conditions set forth in Section 2.3(b) shall have been satisfied and (ii) there shall exist no Revolving Lender that is a Defaulting Lender unless the Issuing Lender has entered into satisfactory arrangements with the Company or such Defaulting Lender to eliminate the Issuing Lender’s risk with respect to such Defaulting Lender.

(f)         Additional Conditions to Swingline Loans.  If a Swingline Loan is requested, (i) all conditions set forth in Section 2.4(b)(i) of the Credit Agreement shall have been satisfied and (ii) there shall exist no Revolving Lender that is a Defaulting Lender unless the Swingline Lender has entered into satisfactory arrangements with the Company or such Defaulting Lender to eliminate the Swingline Lender’s risk with respect to such Defaulting Lender.

This Notice of Borrowing may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

INNOPHOS HOLDINGS, INC.,

a Delaware corporation

By:

Name:

Title:

EXHIBIT 1.1(e)

[FORM OF]

NOTICE OF CONVERSION/EXTENSION

TO:                  Wells Fargo Bank, National Association, as Administrative Agent

RE:                   Credit Agreement, dated as of August 27, 2010, by and among Innophos Holdings, Inc., a Delaware corporation (the “Company”), the Subsidiary Borrowers party thereto (together with the Company, collectively the “Borrowers”), the Guarantors, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:             [Date]

Pursuant to Section 2.9 of the Credit Agreement, the Company hereby requests ____ conversion or ____ extension of the following Loans be made as follows (the “Proposed Conversion/Extension”):

Applicable Borrower	Applicable Loan	Current Interest Rate and Interest Period	Date	Amount to be converted/ extended	Requested Interest Rate (Alternate Base Rate/LIBOR Rate)	Requested Interest Period (one, two, three or six months -- for LIBOR Rate only)

NOTE:             PARTIAL CONVERSIONS MUST BE IN MINIMUM AMOUNTS OF $1,000,000 OR A WHOLE MULTIPLE OF $500,000 IN EXCESS THEREOF.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

The undersigned hereby certifies that no Default or Event of Default has occurred and is continuing or would result from such Proposed Conversion/Extension or from the application of the proceeds thereof unless such Default or Event of Default shall have been waived in accordance with the Credit Agreement.

This Notice of Conversion/Extension may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

INNOPHOS HOLDINGS, INC.,

a Delaware corporation

By:

Name:

Title:

EXHIBIT 1.1(f)

[FORM OF]

PERMITTED ACQUISITION CERTIFICATE

TO:                  Wells Fargo Bank, National Association, as Administrative Agent

RE:                   Credit Agreement, dated as of August 27, 2010, by and among Innophos Holdings, Inc., a Delaware corporation (the “Company”), the Subsidiary Borrowers party thereto (together with the Company, collectively the “Borrowers”), the Guarantors, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:             [Date]

[Insert applicable Credit Party] intends to acquire (the “Acquisition”) substantially all of the assets of [_____] (the “Target”).  The undersigned officer of the [insert applicable Credit Party], hereby certifies that:

(a)        The Acquisition is of [check applicable box]:

☐         All or substantially all of the assets or a majority of the outstanding Voting Stock or economic interests of a Person that is a type of business (or assets used in a type of business) permitted to be engaged in by the Credit Parties and their Subsidiaries pursuant to Section 6.3 of the Credit Agreement.

☐         A Person that is incorporated, formed or organized by a merger, amalgamation or consolidation or any other combination with such Person that is a type of business (or assets used in a type of business) permitted to be engaged in by the Credit Parties and their Subsidiaries pursuant to Section 6.3 of the Credit Agreement.

☐         Any division, line of business or other business unit of a Person that is a type of business (or assets used in a type of business) permitted to be engaged in by the Credit Parties and their Subsidiaries pursuant to Section 6.3 of the Credit Agreement.

(b)        No Default or Event of Default exists or would exist after giving effect to the Acquisition.

(c)        After giving effect to the Acquisition on a Pro Forma Basis, (i) the Credit Parties are in compliance with each of the financial covenants set forth in Section 5.9 of the Credit Agreement and (ii) the Total Leverage Ratio is .25 less than the then applicable level set forth in Section 5.9 of the Credit Agreement, in each case as demonstrated by the financial covenant calculations set forth on Schedule A attached hereto.

(d)        The Credit Parties [have complied/shall comply] with Section 5.10 and 5.12 of the Credit Agreement, to the extent required to do so thereby.

(e)        Attached hereto as Schedule B is a description of the material terms of the Acquisition (including a description of the business and the form of consideration).

(f)         Attached hereto as Schedule C are the [audited financial statements] [management-prepared financial statements] of the Target for its two most recent fiscal years and for any fiscal quarters ended within the fiscal year to date.

(g)        Attached hereto as Schedule D are the Consolidated projected income statements of the Company and its Consolidated Subsidiaries (giving effect to the Acquisition).

(h)        The Target has earnings before interest, taxes, depreciation and amortization for the four fiscal quarter period prior to the acquisition date in an amount greater than $0.

(i)         The Acquisition is not a “hostile” acquisition and has been approved by the Board of Directors and/or shareholders (or their respective equivalents) of the applicable Credit Party and the Target.

(j)         After giving effect to the Acquisition, there is at least $10,000,000] of Accessible Borrowing Availability.

(k)        With respect to acquisitions of Foreign Subsidiaries, after giving effect to any such acquisition, the aggregate consideration (including without limitation equity consideration, earn outs or deferred compensation or non-competition arrangements and the amount of Indebtedness and other liabilities assumed by the Credit Parties and their Subsidiaries) paid by the Credit Parties and their Subsidiaries for all acquisitions made during the term of the Credit Agreement does not exceed the Applicable Amount (immediately prior to giving effect to such contemplated Permitted Acquisition).

(l)         the Target is not an Excluded Joint Venture.

This Certificate may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

INNOPHOS HOLDINGS, INC.,

a Delaware corporation

By:

Name:

Title:

Schedule A

Financial Covenant Calculations

[TO BE COMPLETED BY COMPANY]

Schedule B

Description of Material Terms

[TO BE COMPLETED BY COMPANY]

Schedule C

[Audited Financial Statements] [Management-Prepared Financial Statements]

[TO BE COMPLETED BY COMPANY]

Schedule D

Consolidated Projected Income Statements

[TO BE COMPLETED BY COMPANY]

EXHIBIT 1.1(g)

[FORM OF]

BANK PRODUCT PROVIDER NOTICE

TO:                  Wells Fargo Bank, National Association, as Administrative Agent

RE:                   Credit Agreement, dated as of August 27, 2010, by and among Innophos Holdings, Inc., a Delaware corporation (the “Company”), the Subsidiary Borrowers party thereto (together with the Company, collectively the “Borrowers”), the Guarantors, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:             [Date]

            [Name of Bank Product Provider] hereby notifies you, pursuant to the terms of the Credit Agreement, that:

(a)        [Name of Bank Product Provider] meets the requirements of a Bank Product Provider under the terms of the Credit Agreement and is a Bank Product Provider under the Credit Agreement and the other Credit Documents.

(b)        The Credit Parties have entered into Bank Products with [Name of Bank Product Provider] which include:  [set forth Bank Products].

(c)        The maximum dollar amount [7] of obligations arising under the Bank Products set forth in clause (b) above is:  $_______.

(d)        The methodology to be used by such parties in determining the Bank Product Debt (as defined in the Credit Agreement) owing from time to time is:  _______________________.

Delivery of this Notice by telecopy shall be effective as an original.

A duly authorized officer of the undersigned has executed this Notice as of the ___ day of _____, _____.

                                                                        ,

as a Bank Product Provider

By:

Name:

Title:

EXHIBIT 2.1(a)

[FORM OF]

FUNDING INDEMNITY LETTER

TO:                  Wells Fargo Bank, National Association, as Administrative Agent

RE:                   Credit Agreement, dated as of August 27, 2010, by and among Innophos Holdings, Inc., a Delaware corporation (the “Company”), the Subsidiary Borrowers party thereto (together with the Company, collectively the “Borrowers”), the Guarantors, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:             [Date]

This letter is delivered in anticipation of the closing of the above-referenced Credit Agreement.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in the most recent draft of the Credit Agreement circulated to the Company and the Lenders.

The Borrowers anticipate that all conditions precedent to the effectiveness of the Credit Agreement will be satisfied on [Date] (the “Effective Date”).  The Borrowers wish to borrow the [initial Revolving Loans and] the Term Loan, described in the Notice of Borrowing delivered in connection with this letter agreement, on the Effective Date as LIBOR Rate Loans (the “Effective Date LIBOR Rate Loans”).

In order to induce the Lenders to accept this request prior to the Effective Date, the Borrowers hereby agree that, in the event the Borrowers fail to borrow the Effective Date LIBOR Rate Loans on the Effective Date for any reason whatsoever (including the failure of the Credit Agreement to become effective), the Borrowers hereby unconditionally jointly and severally agree to reimburse each applicable Lender in respect of its Effective Date LIBOR Rate Loans upon its demand as set forth in Section 2.15 of the Credit Agreement as if it were in effect with respect to the requested Effective Date LIBOR Rate Loans.

This letter agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.  This letter may (a) be executed in any number of counterparts by the different signatories hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which together shall constitute one and the same letter and (b) upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                                                                        INNOPHOS HOLDINGS, INC.,

a Delaware corporation

By:

Name:

Title:

                                                                        INNOPHOS INVESTMENT HOLDINGS, INC.,

                                                                        a Delaware corporation

By:

Name:

Title:

                                                                        INNOPHOS, INC.,

                                                                        a Delaware corporation

By:

Name:

                                                                        Title:

EXHIBIT 2.1(e)

[FORM OF]

REVOLVING LOAN NOTE

[Date]

FOR VALUE RECEIVED, each the undersigned, (collectively, the “Borrowers”) hereby unconditionally promises to pay, on a joint and several basis on the Revolver Maturity Date (as defined in the Credit Agreement referred to below), to [___________] or its registered assigns (the “Lender”), at the office of Wells Fargo Bank, National Association, in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the undersigned pursuant to Section 2.1 of the Credit Agreement referred to below.  The undersigned further jointly and severally agree to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

This Revolving Loan Note is one of the Revolving Loan Notes referred to in the Credit Agreement, dated as of August 27, 2010 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among the Borrowers, the Guarantors, the Lenders and Wells Fargo Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”), and the holder is entitled to the benefits thereof.  Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Revolving Loan Note shall become, or may be declared to be, immediately due and payable, all as provided therein.  In the event this Revolving Loan Note is not paid when due at any stated or accelerated maturity, the Borrowers agree to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys’ fees.

All parties now and hereafter liable with respect to this Revolving Loan Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

This Revolving Loan Note may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

THIS REVOLVING LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                                        INNOPHOS HOLDINGS, INC.,

a Delaware corporation

By:

Name:

Title:

                                                                        INNOPHOS INVESTMENT HOLDINGS, INC.,

                                                                        a Delaware corporation

By:

Name:

Title:

                                                                        INNOPHOS, INC.,

                                                                        a Delaware corporation

By:

Name:

                                                                        Title:

EXHIBIT 2.2(d)

[FORM OF]

TERM LOAN NOTE

[Date]

FOR VALUE RECEIVED, each the undersigned, (collectively, the “Borrowers”) hereby unconditionally promises to pay, on a joint and several basis, on each date specified for payment of principal in the Credit Agreement referred to below and on the Term Loan Maturity Date (as defined in the Credit Agreement referred to below), to [_____________] or its registered assigns (the “Lender”) at the office of Wells Fargo Bank, National Association, in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of the Term Loan made by the Lender to the undersigned pursuant to Section [2.2] of the Credit Agreement referred to below.  The undersigned further jointly and severally agree to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

This Term Loan Note is one of the Term Loan Notes referred to in the Credit Agreement, dated as of August 27, 2010 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among the Borrowers, the Guarantors, the Lenders and Wells Fargo Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”), and the holder is entitled to the benefits thereof.  Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Term Loan Note shall become, or may be declared to be, immediately due and payable, all as provided therein.  In the event this Term Loan Note is not paid when due at any stated or accelerated maturity, the Borrowers agree to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys’ fees.

All parties now and hereafter liable with respect to this Term Loan Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

This Term Loan Note may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

THIS TERM LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                                        INNOPHOS HOLDINGS, INC.,

a Delaware corporation

By:

Name:

Title:

                                                                        INNOPHOS INVESTMENT HOLDINGS, INC.,

                                                                        a Delaware corporation

By:

Name:

Title:

                                                                        INNOPHOS, INC.,

                                                                        a Delaware corporation

By:

Name:

                                                                        Title:

EXHIBIT 2.4(d)

[FORM OF]

SWINGLINE LOAN NOTE

[Date]

FOR VALUE RECEIVED, each the undersigned, (collectively, the “Borrowers”) hereby unconditionally promises to pay, on a joint and several basis, on the Revolver Maturity Date (as defined in the Credit Agreement referred to below), to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Swingline Lender”) at the office of Wells Fargo Bank, National Association, in lawful money of the United States of America and in immediately available funds, the aggregate unpaid principal amount of all Swingline Loans made by the Swingline Lender to the undersigned pursuant to Section 2.4 of the Credit Agreement referred to below.  The undersigned further jointly and severally agree to pay interest in like money at such office on the unpaid principal amount hereof and, to the extent permitted by law, accrued interest in respect hereof from time to time from the date hereof until payment in full of the principal amount hereof and accrued interest hereon, at the rates and on the dates set forth in the Credit Agreement.

This Swingline Note is the Swingline Loan Note referred to in the Credit Agreement, dated as of August 27, 2010 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among the Borrowers, the Guarantors, the Lenders and Wells Fargo Bank, National Association, as administrative agent for the Lenders (the “Administrative Agent”), and the holder is entitled to the benefits thereof.  Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Swingline Loan Note shall become, or may be declared to be, immediately due and payable, all as provided therein.  In the event this Swingline Loan Note is not paid when due at any stated or accelerated maturity, the Borrowers agree to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys’ fees.

All parties now and hereafter liable with respect to this Swingline Loan Note, whether maker, principal, surety, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

This Swingline may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

THIS SWINGLINE LOAN NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                                        INNOPHOS HOLDINGS, INC.,

a Delaware corporation

By:

Name:

Title:

                                                                        INNOPHOS INVESTMENT HOLDINGS, INC.,

                                                                        a Delaware corporation

By:

Name:

Title:

                                                                        INNOPHOS, INC.,

                                                                        a Delaware corporation

By:

Name:

                                                                        Title:

EXHIBIT 4.1(b)

[FORM OF]

OFFICER’S CERTIFICATE

TO:                  Wells Fargo Bank, National Association, as Administrative Agent

RE:                   Credit Agreement, dated as of August 27, 2010, by and among Innophos Holdings, Inc., a Delaware corporation (the “Company”), the Subsidiary Borrowers party thereto (together with the Company, collectively the “Borrowers”), the Guarantors, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:             [Date]

The undersigned officer of [CREDIT PARTY] (the “Credit Party”) hereby certifies as follows:

1.         Attached hereto as Exhibit A is a true and complete copy of the [articles of incorporation] [certificate of formation] [certificate of limited partnership] of the Credit Party and all amendments thereto as in effect on the date hereof certified as a recent date by the appropriate Governmental Authorities of the state of [incorporation] [organization] of the Credit Party.

2.         Attached hereto as Exhibit B is a true and complete copy of the [bylaws] [operating agreement] [partnership agreement] of the Credit Party and all amendments thereto as in effect on the date hereof.

3.         Attached hereto as Exhibit C is a true and complete copy of resolutions duly adopted by the [board of directors] [members] [managers] [partners] of the Credit Party on ___________ ____.  Such resolutions have not in any way been rescinded or modified and have been in full force and effect since their adoption to and including the date hereof, and such resolutions are the only corporate proceedings of the Credit Party now in force relating to or affecting the matters referred to therein.

4.         Attached hereto as Exhibit D are true and complete copies of the certificates of good standing, existence or its equivalent of the Credit Party certified as of a recent date by the appropriate Governmental Authorities of the state of [incorporation] [organization] of the Credit Party and each other state in which the failure to so qualify and be in good standing could reasonably be expected to have a Material Adverse Effect.

5.         The following persons are the duly elected and qualified officers of the Credit Party, holding the offices indicated next to the names below on the date hereof, and the signatures appearing opposite the names of the officers below are their true and genuine signatures, and each of such officers is duly authorized to execute and deliver, on behalf of the Credit Party, the Credit Agreement, the Notes and the other Credit Documents to be issued pursuant thereto:

Name	Office	Signature

This Certificate may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, I hereunder subscribe my name effective as of the ____ day of ________, ____.

Name:

Title:

I, _______________________, the _______________________ of the Credit Party, hereby certify that ____________________ is the duly elected and qualified _______________________ of the Credit Party and that his/her true and genuine signature is set forth above.

Name:

Title:

EXHIBIT 4.1(g)

[FORM OF]

SOLVENCY CERTIFICATE

TO:                  Wells Fargo Bank, National Association, as Administrative Agent

RE:                   Credit Agreement, dated as of August 27, 2010, by and among Innophos Holdings, Inc., a Delaware corporation (the “Company”), the Subsidiary Borrowers party thereto (together with the Company, collectively the “Borrowers”), the Guarantors, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:             August 27, 2010

The undersigned chief financial officer of the Company is familiar with the properties, businesses, assets and liabilities of the Credit Parties and is duly authorized to execute this certificate on behalf of the Company and the Credit Parties.

The undersigned certifies, in such Person’s capacity as the chief financial officer and not individually, that he/she has made such investigation and inquiries as to the financial condition of the Credit Parties as the undersigned deems necessary and prudent for the purpose of providing this Certificate.  The undersigned acknowledges that the Administrative Agent and the Lenders are relying on the truth and accuracy of this Certificate in connection with the making of Loans and other Extensions of Credit under the Credit Agreement.

The undersigned certifies, in such Person’s capacity as the chief financial officer and not individually, that the financial information, projections and assumptions which underlie and form the basis for the representations made in this Certificate were believed by the undersigned to be reasonable when made and were made in good faith and continue to be reasonable as of the date hereof; it being understood that the projections are as to future events and are not to be viewed as facts, the projections are subject to significant uncertainties and contingencies, many of which are beyond your control, that no assurance can be given that any particular projections will be realized and that actual results during the period or periods covered by any such projections may differ significantly from the projected results and such differences may be material.

BASED ON THE FOREGOING, the undersigned certifies in such Person’s capacity as the chief financial officer and not individually, that, both before and after giving effect to the Transactions on the Closing Date:

(a)        The Credit Parties, taken as a whole, are solvent and able to pay their debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business.

(b)        The fair saleable value of the Credit Parties’ assets, taken as a whole, measured on a going concern basis, exceeds all probable liabilities as they become absolute and matured, including those to be incurred pursuant to the Credit Agreement.

(c)        The Credit Parties taken as a whole do not have unreasonably small capital in relation to the business in which they are or propose to be engaged.

(d)        The Credit Parties, taken as a whole, have not incurred debts beyond their ability to pay such debts as they become due.

(e)        In executing the Credit Documents and consummating the Transactions on the Closing Date, none of the Credit Parties intends to hinder, delay or defraud either present or future creditors or other Persons to which one or more of the Credit Parties is or will become indebted.

This Certificate may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                                        INNOPHOS HOLDINGS, INC.,

a Delaware corporation

By:

Name:

Title:

EXHIBIT 4.1(p)

[FORM OF]

FINANCIAL CONDITION CERTIFICATE

TO:                  Wells Fargo Bank, National Association, as Administrative Agent

RE:                   Credit Agreement, dated as of August 27, 2010, by and among Innophos Holdings, Inc., a Delaware corporation (the “Company”), the Subsidiary Borrowers party thereto (together with the Company, collectively the “Borrowers”), the Guarantors, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:             August 27, 2010

Pursuant to the terms of Section 4.1 of the Credit Agreement, the undersigned officer of the Company hereby certifies on behalf of the Credit Parties and not in any individual capacity that, as of the date hereof, the statements below are accurate and complete in all respects:

(a)        Immediately after giving effect to the Credit Agreement, the other Credit Documents and all Transactions contemplated to occur on the Closing Date, (i) no Default or Event of Default exists, and (iii) the Credit Parties are in pro forma compliance with each of the initial financial covenants set forth in Section 5.9 of the Credit Agreement, as demonstrated by the financial covenant calculations set forth on Schedule A attached hereto, as of the as of the last day of the quarter ending at least forty-five (45) days preceding the Closing Date.

(b)        Immediately after giving effect to the Credit Agreement, the other Credit Documents and all Transactions contemplated to occur on the Closing Date, each of the conditions precedent in Section 4.1 have been satisfied, except to the extent the satisfaction of any such condition is subject to the judgment or discretion of the Administrative Agent or any Lender.

This Financial Condition Certificate may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                                        INNOPHOS HOLDINGS, INC.,

a Delaware corporation

By:

Name:

Title:

Schedule A

Financial Covenant Calculations

[TO BE COMPLETED BY COMPANY]

EXHIBIT 5.2(b)

[FORM OF]

OFFICER’S COMPLIANCE CERTIFICATE

TO:                  Wells Fargo Bank, National Association, as Administrative Agent

RE:                   Credit Agreement, dated as of August 27, 2010, by and among Innophos Holdings, Inc., a Delaware corporation (the “Company”), the Subsidiary Borrowers party thereto (together with the Company, collectively the “Borrowers”), the Guarantors, the Lenders and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement)

DATE:             [Date]

For the fiscal [quarter] [year] ended [_________________, _____].

The undersigned hereby certifies on behalf of the Credit Parties that, to the best of his/her knowledge, with respect to the Credit Agreement:

[(a)      Attached hereto on Exhibit A is a certificate of the independent certified public accountants reporting on the financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate.] [8]

(b)        The financial statements delivered for the fiscal period referred to above present fairly the financial position of the Company and its Subsidiaries, for the period indicated above, in conformity with GAAP applied on a consistent basis.

(c)        I have obtained no knowledge of any Default or Event of Default under the Credit Agreement; [9]

(d)        Attached hereto on Schedule A are calculations in reasonable detail demonstrating compliance by the Credit Parties with the financial covenant contained in Section 5.9 of the Credit Agreement as of the last day of the fiscal period referred to above.

(e)        Attached hereto on Schedule B is a certificate including a calculation of all Restricted Payments paid, all Investments (including Permitted Acquisitions), Asset Dispositions and Capital Expenditures that were made during the fiscal period referred to above and amounts received in connection with any Recovery Event during the fiscal period referred to above.

(f)         Attached hereto are all updated schedules required to be delivered pursuant to Section 5.2(c) of the Credit Agreement, including the following schedules:  [an updated copy of [Schedule 3.3] [Schedule 3.12] [Schedule 3.16(a)] [Schedule 3.16(b)] [Schedule 3.16(c)] [Schedule 3.16(d)] [Schedule 3.16(e)] [Schedule 3.16(f)(i)] [Schedule 3.16(f)(ii)] [Schedule 3.23] to the Credit Agreement.]*

This Certificate may, upon execution, be delivered by facsimile or electronic mail, which shall be deemed for all purposes to be an original signature.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                                        INNOPHOS HOLDINGS, INC.,

a Delaware corporation

By:

Name:

Title:

[Exhibit A

Accountant Certificate]

See Attached.

CHAR1\876520v1

5

Schedule A

Financial Covenant Calculations

[TO BE COMPLETED BY COMPANY]

CHAR1\876520v1

6

Schedule B

Calculations

I.	all Restricted Payments	I.

II.	all Investments (including Permitted Acquisitions)	II.

III.	Asset Dispositions in excess of $5,000,000	III.

IV.	Capital Expenditures	IV.

VI..	Recovery Events in excess of $5,000,000	VI.

[TO BE COMPLETED BY COMPANY]

[1] Include bracketed language if there are either multiple Assignors or multiple Assignees.

[2] To be completed if the Assignor(s) and the Assignee(s) intend that the minimum assignment amount is to be determined as of the Trade Date.

[3] This item does not apply to a Credit Party organized under the laws of Alabama, Indiana, Massachusetts, Nebraska, New Hampshire, New Mexico, New York, Oklahoma, South Carolina, Vermont or West Virginia.

[4] Only to be used on the Closing Date

[5] LIBOR Rate is only available on the Closing Date if the Borrower delivers a Funding Indemnity Letter in accordance with the Credit Agreement

[6] LIBOR Rate is only available on the Closing Date if the Borrower delivers a Funding Indemnity Letter in accordance with the Credit Agreement

[7] If reasonably capable of being determined.

[8] To be provided annually.

[9] If a Default or Event of Default shall have occurred, an explanation of such Default or Event of Default shall be provided on a separate page attached hereto together with an explanation of the action taken or proposed to be taken by the Borrower with respect thereto.

* Please provide the applicable updated schedules, to the extent required by Section 5.2

CHAR1\873674v1